                                                                   EXHIBIT 10.13

                                WARRANT AGREEMENT


THIS WARRANT AND THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE THEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAWS, AND MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED UNLESS THERE IS (i) AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT RELATED THERETO, (ii) AN OPINION OF COUNSEL FOR THE HOLDER, REASONABLY SATISFACTORY TO THE COMPANY, THAT SUCH REGISTRATION IS NOT REQUIRED, (iii) RECEIPT OF A NO-ACTION LETTER(S) FROM THE APPROPRIATE GOVERNMENTAL AUTHORITY(IES), OR (iv) UNLESS PURSUANT TO AN EXEMPTION THEREFROM UNDER RULE 144 OF THE ACT.

                          VENTURE CATALYST INCORPORATED

                       WARRANT TO PURCHASE 144,775 SHARES
                                 OF COMMON STOCK

                Venture Catalyst Incorporated, a Utah corporation (the "COMPANY"), hereby certifies that, for value received, Jonathan Ungar ("Holder"), its permitted transferees, successors or assigns (each, a "HOLDER"), is the registered holder of warrants dated as of April 30, 2000 ("the "WARRANTS") to subscribe for and purchase One Hundred Forty Four Thousand Seven Hundred Seventy Five (144,775) shares of the fully paid and nonassessable Common Stock (as adjusted pursuant to Section 4 hereof, the "WARRANT SHARES") of the Company, at a purchase price per share equal to $5.894 (such price, as adjusted pursuant to Section 4 hereof, the "WARRANT PRICE"), subject to the provisions and upon the terms and conditions hereinafter set forth. As used herein, (a) the term "COMMON STOCK" shall mean the Company's presently authorized Common Stock and any stock into or for which such Common Stock may hereafter be converted or exchanged, and (b) the term "DATE OF GRANT" shall mean April 30, 2000. The term "WARRANT" as used herein shall be deemed to include any warrant issued upon transfer or partial exercise of this Warrant, unless the context clearly requires otherwise.

        1. Term.

        The purchase right represented by this Warrant is exercisable, in whole or in part, at any time and from time to time from the Date of Grant through and including the close of business on April 30, 2003 (the "EXPIRATION DATE").

        2. Exercise.

                a. Method of Exercise; Payment; Issuance of New Warrant.

                Subject to Section 1 hereof, the purchase right represented by this Warrant may be exercised by the holder hereof, in whole or in part and from time to time, by the surrender of this

Warrant (with the notice of exercise form attached hereto as Exhibit A duly executed) at the principal office of the Company, and, except as otherwise provided for herein, by the payment in immediately available funds to the Company of an amount equal to the then applicable Warrant Price multiplied by the number of Warrant Shares then being purchased. Notwithstanding the foregoing, the Warrants shall not be exercisable for an amount less than twenty percent (20%) of the number of Warrant Shares for which the Warrants are originally exercisable or, if less than such amount, then the total number of remaining Warrant Shares purchasable by the exercising holder. The person or persons in whose name(s) any certificate(s) representing shares of Common Stock shall be issuable upon exercise of this Warrant shall be deemed to have become the holder(s) of record of, and shall be treated for all purposes as the record holder(s) of, the shares represented thereby (and such shares shall be deemed to have been issued) immediately prior to the close of business on the date or dates upon which this Warrant is exercised if exercised prior to the close of business on such date; otherwise, the date of record shall be the next business day provided, however, that if, at the date of surrender of such Warrants, the transfer books for the Common Stock or other class of securities issuable upon the exercise of such Warrants shall be closed, the certificates for the Warrant Shares shall be issuable as of the date on which such books shall next be opened (whether before, on or after the Expiration Date) and until such date the Company shall be under no duty to deliver any certificate for such Warrant Shares; provided further, that the transfer books of record, unless otherwise required by law, shall not be closed at any one time for a period longer than twenty (20) days. In the event of any exercise of the rights represented by this Warrant, certificates for the shares of Common Stock so purchased shall be delivered to the holder hereof as soon as possible and in any event within thirty (30) days after such exercise and, unless this Warrant has been fully exercised, a new Warrant representing the portion of the Warrant Shares, if any, with respect to which this Warrant shall not then have been exercised shall also be issued to the holder hereof as soon as possible and in any event within such thirty (30)-day period.

                b. Cashless Right to Convert Warrant into Common Stock; Net Issuance.

                        (i) Right to Convert.

                        In addition to and without limiting the rights of the holder hereof under the terms of this Warrant, the holder shall have the right to convert this Warrant or any portion thereof (the "CONVERSION RIGHT") into shares of Common Stock as provided in this Section 2(b) at any time or from time to time during the term of this Warrant. Upon exercise of the Conversion Right with respect to all or a specified portion of shares subject to this Warrant (the "CONVERTED WARRANT SHARES"), the Company shall deliver to the holder that number of shares of fully paid and nonassessable Common Stock equal to the quotient obtained by dividing (i) the value of this Warrant (or the specified portion hereof) on the Exercise Date (as defined in Section 2(b)(ii)), which value shall be equal to (A) the aggregate fair market value (as defined in Section 4(f) for purposes of this Section 2(b)) of the Converted Warrant Shares issuable upon exercise of this Warrant (or the specified portion hereof) on the Exercise Date less (B) the aggregate Warrant Price of the Converted Warrant Shares immediately prior to the exercise of the Conversion Right by (ii) the fair market value of one (1) share of Common Stock on the Exercise Date.



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

                Expressed as a formula, such conversion shall be computed as follows:

                X  =  A - B
                      -----
                        Y
                Where:         X = the number of shares of Common Stock to be
                                   issued to the holder
                               Y = the fair market value ("FMV") of one (1)
                                   share of Common Stock
                               A = the aggregate FMV (i.e., FMV x Converted
                                   Warrant Shares)
                               B = the aggregate Warrant Price (i.e., Converted
                                   Warrant Shares x Warrant Price)

                        No fractional shares shall be issuable upon exercise of the Conversion Right, and, if the number of shares to be issued determined in accordance with the foregoing formula is other than a whole number, the Company shall pay to the holder an amount in cash equal to the fair market value of the resulting fractional share on the Exercise Date.

                        (ii) Method of Exercise.

                        The Conversion Right may be exercised by the holder by the surrender of this Warrant at the principal office of the Company together with a written statement specifying that the holder thereby intends to exercise the Conversion Right and indicating the number of shares subject to this Warrant which are being surrendered (referred to in Section 2(b)(i) hereof as the Converted Warrant Shares) in exercise of the Conversion Right. Such conversion shall be effective upon receipt by the Company of this Warrant together with the aforesaid written statement, or on such later date as is specified therein (the "Exercise Date"); provided, however, that if, at the date of surrender of such Warrants, the transfer books for the Common Stock or other class of securities issuable upon the exercise of such Warrants shall be closed, the certificates for the Warrant Shares shall be issuable as of the date on which such books shall next be opened (whether before, on or after the Expiration Date) and until such date the Company shall be under no duty to deliver any certificate for such Warrant Shares; provided further, that the transfer books of record, unless otherwise required by law, shall not be closed at any one time for a period longer than twenty (20) days.

        3. Stock Fully Paid; Reservation of Shares.

        All Warrant Shares that may be issued upon the exercise of the rights represented by this Warrant will, upon issuance pursuant to the terms and conditions herein, be fully paid and nonassessable, and free from all taxes, liens, charges, and pre-preemptive rights with respect to the issue thereof. The Company shall pay all transfer taxes, if any, attributable to the issuance of the Warrant Shares upon the exercise of this Warrant. During the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized, and reserved for the purpose of the issue upon exercise of the purchase rights evidenced by this Warrant, a sufficient number of shares of its Common Stock to provide for the exercise of the rights represented by this Warrant.



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

        4. Adjustment of Warrant Price and Number of Shares.

        The number and kind of securities purchasable upon the exercise of this Warrant and the Warrant Price shall be subject to adjustment from time to time upon the occurrence of certain events, as follows:

                a. Merger, Sale or Reclassification.

                In case of any (i) consolidation or merger (including a merger in which the Company is the surviving entity), (ii) sale or other disposition of all or substantially all of the Company's assets or distribution of property to stockholders (other than distributions payable out of earnings or retained earnings), or (iii) reclassification, change or conversion of securities of the class issuable upon exercise of this Warrant (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), the holder of this Warrant shall thereafter have the right to receive upon exercise and payment of the Warrant Price or exercise of the Conversion Right set forth in Sections 2(a) and 2(b), the kind and amount of shares of stock, other securities, money and property receivable upon such consolidation, merger, sale or other disposition, reclassification, change or conversion by a holder of the number of Warrant Shares then purchasable under this Warrant. The provisions of this Section 4(a) shall similarly apply to successive reclassifications, changes and conversions.

                b. Subdivision or Combination of Shares.

                If the Company at any time while this Warrant remains outstanding and unexpired shall subdivide or combine its outstanding shares of Common Stock in a transaction not otherwise described in Section 4(a) hereof, the Warrant Price shall be proportionately decreased in the case of a subdivision or increased in the case of a combination, effective at the close of business on the date the subdivision or combination becomes effective. The provisions of this Section 4(b) shall similarly apply to successive subdivisions or combinations of Shares. The provisions of this Section 4(b) shall similarly apply to successive subdivisions or combinations of Shares.

                c. Stock Dividends and Other Distributions.

                If the Company at any time while this Warrant is outstanding and unexpired shall (i) pay a dividend with respect to Common Stock payable in Common Stock, or (ii) make any other distribution, other than a cash dividend, with respect to Common Stock (except any distribution specifically provided for in Section 4(a) or Section 4(b) hereof) of Common Stock, then the Warrant Price shall be adjusted, from and after the date of determination of stockholders entitled to receive such dividend or distribution, to that price determined by multiplying the Warrant Price in effect immediately prior to such date of determination by a fraction (i) the numerator of which shall be the total number of Fully Diluted Shares outstanding immediately prior to such dividend or distribution, and (ii) the denominator of which shall be the total number of Fully Diluted Shares outstanding immediately after such dividend or distribution. The provisions of this Section 4(a) shall similarly apply to successive stock dividends or distributions.

The provisions of this Section 4(c) shall similarly apply to successive stock dividends or distributions.

                d. Rights Offerings.

                In case the Company shall, at any time after the Date of Grant, issue rights, options or warrants not otherwise described in Section 4(a),
Section 4(b) or Section 4(c) hereof, to all holders of Common Stock of the Company in their capacity as holders, entitling them to subscribe for or purchase shares of Common Stock (or securities convertible or exchangeable into Common Stock) (excluding shares of Common Stock issued or issuable to directors, officers, employees or consultants of the Company in connection with their service as directors, officers, employees or consultants pursuant to any stock grant, stock option, warrant or other right (the "EMPLOYEE SHARES")), at a price per share of Common Stock (or having a conversion or exchange price per share of Common Stock if a security convertible or exchangeable into Common Stock) less than the lower of (i) the fair market value per share of Common Stock on the record date for such issuance (or the date of issuance, if there is no record date), or (ii) the Warrant Price on the record date (or the date of issuance, if there is no record date), the Warrant Price to be in effect on and after such record date (or issuance date, as the case may be) shall be adjusted so that it shall equal the price determined by multiplying the Warrant Price in effect immediately prior to such record date (or issuance date, as the case may be) by a fraction (i) the numerator of which shall be the number of shares of Common Stock outstanding on such record date (or issuance date, as the case may be) plus the number of shares of Common Stock which the aggregate offering price of the total number of shares of such Common Stock so to be offered (or the aggregate initial exchange or conversion price of the exchangeable or convertible securities so to be offered) would purchase at such fair market value on such record date (or issuance date, as the case may be) and (ii) the denominator of which shall be the number of shares of Common Stock outstanding on such record date (or issuance date, as the case may be) plus the number of additional shares of Common Stock to be offered for subscription or purchase (or into which the convertible securities to be offered are initially exchangeable or convertible). In case such subscription price may be paid in part or in whole in a form other than cash, the fair market value of such consideration shall be determined by the Board of Directors of the Company in good faith as set forth in a duly adopted board resolution certified by the Company's Secretary or Assistant Secretary. Such adjustment shall be made successively whenever such an issuance occurs; and in the event that such rights, options, warrants, or convertible or exchangeable securities are not so issued or expire or cease to be convertible or exchangeable before they are exercised, converted, or exchanged (as the case may be), then the Warrant Price shall again be adjusted to be the Warrant Price that would then be in effect if such issuance had not occurred, but such subsequent adjustment shall not affect the number of Warrant Shares issued upon any exercise of this Warrant prior to the date such subsequent adjustment is made.

                e. Determination of Fair Market Value.

                For purposes of those provisions of this Warrant requiring a determination in accordance with this Section 4(e), "FAIR MARKET VALUE" as of a particular date (the "DETERMINATION DATE") shall mean (i) for any security if such security is traded on a national securities exchange (an "EXCHANGE"), the weighted average (based on daily trading volume) of the mid-point between the daily high and low trading prices of the security on each of the last ten (10) trading days prior to the Determination Date reported on such Exchange, (ii) for any security that is not traded on an Exchange but which is quoted on the Nasdaq Stock Market ("NASDAQ"), the weighted average (based on daily trading volume) of the last sale price reported on NASDAQ on each of the last ten (10) trading days (or if the relevant price or quotation did not exist on any of such days, the relevant price or quotation on the next preceding business days on which there was such a price or quotation, for a total of ten trading days) prior to the Determination Date, or (iii) for any security or any other asset, if no price can be determined on the basis of the above methods of valuation, then the judgment of valuation shall be determined in good faith by the Board of Directors of the Company, which determination shall be described in a duly adopted board resolution certified by the Company's Secretary or Assistant Secretary.

        5. Notice of Adjustments.

        Whenever the Warrant Price or the number of Warrant Shares purchasable hereunder shall be adjusted pursuant to Section 4, the Company shall deliver a certificate signed by its chief financial officer, setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated, and the Warrant Price and the number of Warrant Shares purchasable hereunder after giving effect to such adjustment, to the holder of this Warrant.

        6. Fractional Shares.

        No fractional shares of Common Stock will be issued in connection with any exercise hereunder, but in lieu of such fractional shares the Company shall make a cash payment therefor based on the fair market value (as determined in accordance with Section 4(e) above) of a share of Common Stock on the date of exercise.

        7. Compliance with Securities Act; Disposition of Warrant or Warrant Shares.

                a. Compliance with Securities Act.

                The holder of this Warrant, by acceptance hereof, agrees that this Warrant and the shares of Common Stock to be issued upon exercise hereof, are being acquired for investment and that such holder will not offer, sell or otherwise dispose of this Warrant, or any shares of Common Stock to be issued upon exercise hereof except under circumstances which will not result in a violation of the Securities Act of 1933, as amended (the "ACT"). Upon exercise of this Warrant, the holder hereof shall confirm in writing, by executing the form attached as Schedule 1 to Exhibit A hereto, that the shares of Common Stock so purchased are being acquired for investment and not with a view toward distribution or resale. All shares of Common Stock issued upon exercise of this Warrant (unless registered under the Act) shall be stamped or imprinted with a legend in substantially the following form:

        "THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE

        SECURITIES LAWS. NO SALE OR DISPOSITION MAY BE EFFECTED WITHOUT (i) AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO, (ii) AN OPINION OF COUNSEL FOR THE HOLDER, REASONABLY SATISFACTORY TO THE COMPANY, THAT SUCH REGISTRATION IS NOT REQUIRED, (iii) RECEIPT OF A NO-ACTION LETTER(S) FROM THE APPROPRIATE GOVERNMENTAL AUTHORITY(IES), (iv) PURSUANT TO AN EXEMPTION UNDER RULE 144 OF THE ACT OR (v) OTHERWISE COMPLYING WITH THE PROVISIONS OF SECTION 7 OF THE WARRANT UNDER WHICH THESE SECURITIES WERE ISSUED DIRECTLY OR INDIRECTLY."

                In addition, in connection with the issuance of this Warrant, each holder specifically represents to the Company by acceptance of this Warrant as follows:

                        (1) The holder is an "ACCREDITED INVESTOR" as such term is defined in Rule 501(a) promulgated under the Act.

                        (2) The holder is aware of the Company's business affairs and financial condition, and has acquired information about the Company sufficient to reach an informed and knowledgeable decision to acquire this Warrant. The holder is acquiring this Warrant for its own account for investment purposes only and not with a view to, or for resale in connection with any "distribution" thereof for purposes of the Act.

                        (3) The holder understands that this Warrant and the Warrant Shares have not been registered under the Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of the holder's investment intent as expressed herein. In this connection, the holder understands that, in the view of the Securities and Exchange Commission (the "SEC"), the statutory basis for such exemption may be unavailable if the holder's representation was predicated solely upon a present intention to hold the Warrant and the Warrant Shares for the minimum capital gains period specified under applicable tax laws, for a deferred sale, for or until an increase or decrease in the market price of the Warrant and the Warrant Shares, or for a period of one (1) year or any other fixed period in the future.

                        (4) The holder further understands that this Warrant and the Warrant Shares must be held indefinitely unless subsequently registered under the Act and any applicable state securities laws, or unless exemptions from registration are otherwise available.

                        (5) The holder is aware of the provisions of Rule 144 and 144A, promulgated under the Act, which, in substance, permit limited public resale of "restricted securities" acquired, directly or indirectly, from the issuer thereof (or from an affiliate of such issuer), in a non-public offering subject to the satisfaction of certain conditions, if applicable, including, among other things: the availability of certain public information about the Company, the resale occurring not less than one (1) year after the party has purchased and paid for the securities to be sold; the sale being made through a broker in an unsolicited "broker's transaction" or in transactions directly with a market maker (as said term is defined under the Securities

        Exchange Act of 1934, as amended) and the amount of securities being sold during any three-month period not exceeding the specified limitations stated therein.

                        (6) The holder further understands that at the time it wishes to sell this Warrant and the Warrant Shares there may be no public market upon which to make such a sale, and that, even if such a public market then exists, the Company may not be satisfying the current public information requirements of Rule 144 and 144A, and that, in such event, the holder may be precluded from selling this Warrant and the Warrant Shares under Rule 144 and 144A even if the one (1)-year minimum holding period had been satisfied.

                        (7) The holder further understands that in the event all of the requirements of Rule 144 and 144A are not satisfied, registration under the Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rule 144 and 144A is not exclusive, the Staff of the SEC has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rule 144 and 144A will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk.

                b. Disposition of Warrant or Warrant Shares.

                With respect to any offer, sale or other disposition of this Warrant, or any Warrant Shares acquired pursuant to the exercise of this Warrant prior to registration of such Warrant or Warrant Shares, the holder hereof and each subsequent holder of this Warrant agrees to give written notice to the Company prior thereto, describing briefly the manner thereof, together with a written opinion of counsel reasonably acceptable to the Company, in form and substance acceptable to the Company, to the effect that (i) such offer, sale or other disposition may be effected without registration or qualification (under the Act as then in effect or any federal or state law then in effect) of this Warrant or such Warrant Shares, and (ii) whether or not under the Act certificates for this Warrant or such Warrant Shares to be sold or otherwise disposed of require any restrictive legend as to applicable restrictions on transferability in order to ensure compliance with applicable law. Promptly upon receiving such written notice and opinion, the Company, as promptly as practicable, shall notify such holder whether such holder may sell or otherwise dispose of this Warrant or such Warrant Shares, strictly in accordance with the terms of the notice delivered to the Company. If a determination has been made pursuant to this Section 7(b) that the opinion of counsel for the holder is not reasonably satisfactory to the Company, the Company shall so notify the holder promptly after such determination has been made. The Company may issue stop transfer instructions to its transfer agent or, if acting as its own transfer agent, the Company may stop transfer on its corporate books, in connection with such restrictions.

        8. Rights as Stockholders; Information.

        No holder of this Warrant, as such, shall be entitled to vote or receive dividends or be deemed the holder of Common Stock or any other securities of the Company which may at any time be issuable on the exercise hereof for any purpose, nor shall anything contained herein be construed to confer upon the holder of this Warrant, as such, any of the rights of a stockholder of the Company or any right to vote for the election of the directors or upon any matter submitted to stockholders at any meeting thereof, or to receive notice of meetings, or to receive dividends or subscription rights or otherwise, until this Warrant shall have been exercised and the Warrant Shares purchasable upon the exercise hereof shall have become deliverable, as provided herein.

        9. Modification and Waiver.

        This Warrant and any provision hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of the same is sought.

        10. Notices.

        Unless otherwise specifically provided herein, all communications under this Warrant shall be in writing and shall be deemed to have been duly given (i) on the date of service if served personally on the party to whom notice is to be given, (ii) on the day of transmission if sent by facsimile transmission to a number provided to a party specifically for such purposes, and telephonic confirmation of receipt is obtained promptly after completion of transmission,
(iii) on the day after delivery to Federal Express or similar overnight courier, or (iv) on the fifth day after mailing, if mailed to the party to whom notice is to be given, by first class mail, registered or certified, postage prepaid, and properly addressed, return receipt requested, to each such holder at its address as shown on the books of the Company or to the Company at the address indicated therefor on the signature page of this Warrant. Any party hereto may change its address for purposes of this Section 10 by giving the other party written notice of the new address in the manner set forth herein.

        11. Binding Effect on Successors.

        This Warrant shall be binding upon any corporation succeeding the Company by merger, consolidation or acquisition of all or substantially all of the Company's assets, and all of the obligations of the Company relating to the Common Stock issuable upon the exercise or conversion of this Warrant shall survive the exercise, conversion and termination of this Warrant and all of the covenants and agreements of the Company shall inure to the benefit of the successors and assigns of the holder hereof. The Company will, at the time of the exercise or conversion of this Warrant, in whole or in part, upon request of the holder hereof but at the Company's expense, acknowledge in writing its continuing obligation to the holder hereof in respect of any rights to which the holder hereof shall continue to be entitled after such exercise or conversion in accordance with this Warrant; provided, that the failure of the holder hereof to make any such request shall not affect the continuing obligation of the Company to the holder hereof in respect of such rights.

        12. Lost Warrants or Stock Certificates.

        The Company covenants to the holder hereof that, upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant or any stock certificate and, in the case of any loss, theft or destruction, upon receipt of an executed lost securities bond or indemnity reasonably satisfactory to the Company, or in the case of any such mutilation upon surrender and cancellation of such Warrant or stock certificate, the Company will make and deliver a new Warrant or stock certificate, of like tenor, in lieu of the lost, stolen, destroyed or mutilated Warrant or stock certificate and the holder who receives such new Warrant or stock certificate shall pay all reasonable out of pocket expenses incurred by the Company in connection with the surrender and cancellation of a Warrant or stock certificate and subsequent delivery of a new Warrant or stock certificate.

        13. Descriptive Headings.

        The descriptive headings of the several paragraphs of this Warrant are inserted for convenience only and do not constitute a part of this Warrant.

        14. Governing Law.

        The validity, interpretation and performance of this Warrant shall be governed by, and construed in accordance with, the laws of the State of California applicable to contracts made and to be performed entirely within such State, regardless of the law that might be applied under principles of conflicts of law.

        15. Survival of Representations and Warranties.

        Each of the respective representations and warranties of the Company and the holder hereof contained herein shall survive the Date of Grant for two years.

        17. Acceptance.

        Receipt of this Warrant by the holder hereof shall constitute acceptance of and agreement to the foregoing terms and conditions.

        18. No Impairment of Rights.

        The Company will not, by amendment of its Charter or through any other means, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holder of this Warrant against material impairment.

        19. Amendment.

        This Warrant may be amended by written agreement of the Company and holders of 50% of the Warrant Shares, collectively on an as-exercised basis, and such amendment shall be binding on all holders of this Warrant or Warrant Shares.



                            [Signature page follows]

        IN WITNESS WHEREOF, the Company has caused this Warrant to be executed on its behalf by one of its officers thereunto duly authorized.

Dated:  as of  April 30, 2000

                                            VENTURE CATALYST INCORPORATED


                                            By:  /s/  Kevin McIntosh
                                               ---------------------------------
                                               Name:  Kevin McIntosh
                                               Title:  VP & CFO

                                    EXHIBIT A

                               NOTICE OF EXERCISE

To:     VENTURE CATALYST INCORPORATED

        1. The undersigned hereby elects to purchase _____ shares of Common Stock of ______________________ pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price of such shares in full.

        2. Please issue a certificate or certificates representing said shares in the name of the undersigned or in such other name or names as are specified below:


-----------------------------               ------------------------------
(NAME)
                                            ------------------------------
                                            (Address)

        3. The undersigned represents that the aforesaid shares are being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof and that the undersigned has no present intention of distributing or reselling such shares. In support thereof, the undersigned has executed an Investment Representation Statement attached hereto as Schedule 1.

                         (Signature)                                      (Date)
-------------------------                   ------------------------------

        4. Please issue a new Warrant for the unexercised portion of the attached Warrant in the name of the undersigned or in such other name as is specified below:

                                            ------------------------------------


Date:
     --------------------

                                            By: (Warrantholder)
                                                               -----------------
                                            Name: (Print)
                                                         -----------------------
                                            Its:
                                                --------------------------------



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

                                   Schedule 1

                       INVESTMENT REPRESENTATION STATEMENT

Purchaser:     Jonathan Ungar

Company:       VENTURE CATALYST INCORPORATED

Security:      Common Stock

Amount:        144,775

Date:          April 30, 2000

               In connection with the purchase of the above-listed securities (the "SECURITIES"), the undersigned (the "PURCHASER") represents to the Company as follows:

                        (a) The Purchaser is aware of the Company's business affairs and financial condition, and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities. The Purchaser is purchasing the Securities for its own account for investment purposes only and not with a view to, or for the resale in connection with, any "distribution" thereof for purposes of the Securities Act of 1933, as amended (the "ACT").

                        (b) The Purchaser understands that the Securities have not been registered under the Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of the Purchaser's investment intent as expressed herein. In this connection, the Purchaser understands that, in the view of the Registrable Securities and Exchange Commission ("SEC"), the statutory basis for such exemption may be unavailable if the Purchaser's representation was predicated solely upon a present intention to hold these Securities for the minimum capital gains period specified under applicable tax laws, for a deferred sale, for or until an increase or decrease in the market price of the Securities, or for a period of one year or any other fixed period in the future.

                        (c) The Purchaser further understands that the Securities must be held indefinitely unless subsequently registered under the Act or unless an exemption from registration is otherwise available. In addition, the Purchaser understands that the certificate evidencing the Securities will be imprinted with the legend referred to in the Warrant under which the Securities are being purchased.

                        (d) The Purchaser is aware of the provisions of Rule 144 and 144A, promulgated under the Act, which, in substance, permit limited public resale of "restricted securities" acquired, directly or indirectly, from the issuer thereof (or from an affiliate of such issuer), in a non-public offering subject to the satisfaction of certain conditions, if applicable, including, among other things: The availability of certain public information about the Company, the resale occurring not less than one (1) year after the party has purchased and paid for the securities to be sold; the sale being made through a broker in an unsolicited "broker's transaction" or in transactions directly with a market maker (as said term is defined under the Securities Exchange Act of 1934, as amended) and the amount of securities being sold during any three-month period not exceeding the specified limitations stated therein.

                        (e) The Purchaser further understands that at the time it wishes to sell the Securities there may be no public market upon which to make such a sale, and that, even if such a public market then exists, the Company may not be satisfying the current public information requirements of Rule 144 and 144A, and that, in such event, the Purchaser may be precluded from selling the Securities under Rule 144 and 144A even if the one-year minimum holding period had been satisfied.

                        (f) The Purchaser further understands that in the event all of the requirements of Rule 144 and 144A are not satisfied, registration under the Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rule 144 is not exclusive, the Staff of the SEC has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rule 144 will have a substantial burden or proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk.

                                            Purchaser:


                                            By:  /s/ Jonathan Ungar
                                               ---------------------------------
                                               Jonathan Ungar



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